Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	53,596.80
Total Transaction Valuation	350,077,053.81
Total Offset Amount	0.00
Net Fee	$ 53,596.80